KINDRED HEALTHCARE NYSE: KND Investor Update on Strategic Plan and Repositioning Initiatives Exhibit 99.3

2
Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this press release concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.
In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price include, without limitation, (a) the impact of healthcare reform, which will initiate significant changes to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors, including reforms resulting from the Patient Protection and Affordable Care Act and the Healthcare Education and Reconciliation Act (collectively, the “ACA”) or future deficit reduction measures adopted at the federal or state level. Healthcare reform is affecting each of the Company’s businesses in some manner.  Potential future efforts in the U.S. Congress to repeal, amend, modify or retract funding for various aspects of the ACA create additional uncertainty about the ultimate impact of the ACA on the Company and the healthcare industry. Due to the substantial regulatory changes that will need to be implemented by the Centers for Medicare and Medicaid Services (“CMS”) and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the Company’s business, financial position, results of operations and liquidity, (b) the impact of final rules issued by CMS on August 1, 2012 which, among other things, will reduce Medicare reimbursement to the Company’s transitional care (“TC”) hospitals in 2013 and beyond by imposing a budget neutrality adjustment and modifying the short-stay outlier rules, (c) the impact of final rules issued by
CMS on July 29, 2011 which significantly reduced Medicare reimbursement to the Company’s nursing centers and changed payments for the provision of group therapy services effective October 1, 2011, (d) the impact of the
Budget Control Act of 2011 (as amended by the American Taxpayer Relief Act of 2012 (the “Taxpayer Relief Act”)) which will automatically reduce federal spending by approximately $1.2 trillion split evenly between domestic and defense spending.  An automatic 2% reduction on each claim submitted to Medicare began on April 1, 2013, (e) the impact of the Taxpayer Relief Act which, among other things, reduces Medicare payments by 50% for subsequent procedures when multiple therapy services are provided on the same day. At this time, the Company believes that the rules related to multiple therapy services will reduce the Company’s Medicare revenues by $25 million to $30 million on an annual basis, (f) changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for long-term acute care (“LTAC”) hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act
of 2003, and changes in Medicare and Medicaid reimbursement for the Company’s TC hospitals, nursing centers, inpatient rehabilitation hospitals and home health and hospice operations, and the expiration of the Medicare Part
B therapy cap exception process, (g) the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (h) the ability of the Company’s hospitals to adjust to potential LTAC certification and medical necessity reviews, (i) the costs of defending and insuring against alleged professional liability and other claims (including those related to pending whistleblower and wage and hour class action lawsuits against the Company) and the Company’s ability to predict the estimated costs and reserves related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (j) the impact of the Company’s significant level of indebtedness on the Company’s funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, (k) the Company’s ability to successfully redeploy its capital and proceeds of asset sales in pursuit of its business strategy and pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, as and when planned, including the potential impact of unanticipated issues, expenses and liabilities associated with those activities, (l) the Company’s ability to pay a dividend as, when and if declared by the Board of Directors, in compliance with applicable laws and the Company’s debt and other contractual arrangements, (m) the failure of the Company’s facilities to meet applicable licensure and certification requirements, (n) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (o) the Company’s ability to meet its rental and debt service obligations, (p) the Company’s ability to operate pursuant to the terms of its debt obligations, and comply with its covenants thereunder, and its ability to operate pursuant to its master lease agreements with Ventas,Inc. (NYSE:VTR) (q) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact the Company’s investment portfolio, (r) the Company’s ability to control costs, particularly labor and employee benefit costs, (s) the Company’s ability to successfully reduce or mitigate (by divestiture of operations or otherwise) its exposure to professional liability and other claims, (t) the Company’s obligations under various laws to self-report suspected violations of law by the Company to various government agencies, including any associated obligation to refund overpayments to government payors, fines and other sanctions, (u) the potential for diversion of management time and resources in seeking to transfer the operations of 60 non-strategic nursing centers currently leased from Ventas, Inc. (v) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (w) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (x) the Company’s ability to attract and retain key executives and other healthcare personnel, (y) the
Company’s ability to successfully dispose of unprofitable facilities, (z) events or circumstances which could result in the impairment of an asset or other charges, such as the impact of the Medicare reimbursement regulations that resulted in the Company recording significant impairment charges in 2012 and 2011, (aa) changes in generally accepted accounting principles (“GAAP”) or practices, and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), and (bb) the Company’s ability to maintain an effective system of internal control over financial reporting.
Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
In addition to the results provided in accordance with GAAP, the Company has provided information in this release to compute certain non-GAAP measurements for the three months and nine months ended
September 30, 2013 and 2012 before certain charges or on a core basis. A reconciliation of the non-GAAP measurements to the GAAP measurements is included in this press release.

Executing on Kindred’s 5-Year Strategic Plan
Key Strategies
Succeed in the
Core
Repositioning
Strategy
1
2
Develop Care
Management
Capabilities
4
Advance Integrated
Care Market
Strategy
5
Improve Capital
Structure
6
Grow Kindred at
Home and
RehabCare
3
2013 2014
Ventas Transaction: 54 Facilities
Real Estate Acquisitions (eliminating $13 Million
Of Rents and Escalators): $118M
Divestitures Proceeds:  $241M
Opportunistic Purchases / Lease Negotiations
of Additional  Facilities
TherEx (IRF) Acquisition
$20M Rev
Senior  Home Care Acquisition (FL/LA)
$143M Rev
Initiated Dividend of $0.12 per share in Q3 2013
Accretive Refinancing of Senior Debt, Repayment of
$264M of Revolver
and Lease Deleveraging of $702M thru
Ventas transaction ($117 M of rents at 6x)
Debt Pay-Down and Deleveraging of
Lease Obligations
Creation of Care Management Division
Western Reserve Senior Care Acquisition
(Home Based Physician Group)
Continuous Improvement of Quality and Clinical Outcomes
Participate in the CMS Bundled Payment for
Care Improvement Initiative
Care Management Pilots
Develop Capabilities to Provide Population Health
Services for Pre and Post –Acute Patients
Opportunistic Home Health & Hospice and
Rehab Acquisitions
Develop Capabilities to Enter At-Risk Contracts
with Managed Care Providers
Take Care of Our Teammates through People Services Initiatives
Working to Overcome Difficult Macro Volume Trends
Project Apollo Cost Containment Initiatives Ahead of Plan
($36 million of additional savings targeted in 2014)
Integrated Sales & Leadership
Achieve IT Interoperability
Ventas Transaction: Transition 60 Facilities

Executing on Kindred’s 5-Year Strategic Plan
Hospital Division
• Improved revenue/cost model has driven Division’s results despite soft volume
• Total operating expense per patient day year-over-year up just 1%
• Commercial revenues per patient day remain strong with shift towards more commercial business
RehabCare
• Strong clinical program development and customer service functionality
• Recruiting and retention of therapists and productivity continues to be a consistent source of value creation for patients and shareholders
• Financial performance ahead of plan year-to-date
• Net new contracts and strong organic growth in both HRS & SRS
Nursing Center Division
• Divestiture or non-renewal of 122 skilled nursing facilities proceeding toward completion
• New Transitional Care Centers (“TCCs”) and hospital based sub-acute core growth continuing
• Division overhead restructuring near completion, allowing for a smaller, but more profitable business
Care Management and Kindred at Home Division
• Aggressive growth in Kindred at Home as annualized revenues now exceed $350 million
• Successful rollout and completion of  standardized clinical management tool (Homecare Homebase)
• Advancement of physician strategy in Integrated Care Market around managing care transitions more efficiently
• Leading multiple care and payment innovations in Integrated Care Markets
4
Despite $130 million of Reimbursement cuts heading into 2013, and significant organizational change, essentially on Plan with
year-to-date goals
Succeed in the Core
1

Disposition of Ventas facilities with 2013 lease expiration
•
Ventas selected 11 tenants for 54 nursing centers Kindred did not renew.
•
As of July 1, 2013, all facilities have been transferred.
•
Actual accretion of $0.05.
Favorable agreement with Ventas for facilities with 2015 lease expiration
•
Agreement facilitates early disposition of 59 non-strategic nursing centers and the closure of another facility.
•
Leases renewed for 22 Transitional Care Hospitals and 26 Nursing and Rehabilitation
Centers.
•
Rents on renewed leases increased by $15 million beginning October 1, 2014.
•
Transaction slightly accretive to 2014 and beyond.
Repositioning
Strategy
2
Ventas Transaction
Executing on Kindred’s 5-Year Strategic Plan
Transactions allow Kindred to divest 114 non-strategic skilled nursing facilities with over
$1 billion of revenues by the third quarter of 2014.

Sale of 7 facilities to Signature Healthcare, LLC
Divestiture of 7 non-strategic skilled nursing centers outside Integrated Care
Markets
$47 million of net sales proceeds
Sale of 16 facilities to Vibra Healthcare, LLC
Divestiture of 14 Transitional Care Hospitals (licensed as LTACs), 1 inpatient rehab facility and 1 co-located skilled nursing facility.
$180 million of net sales proceeds
Selective sales of non-strategic assets allow Kindred to de-lever and re-invest sale proceeds in higher margin growth
Businesses        Home Health, Hospice, IRF and Sub-Acute Rehab Services
and Care Management.
Repositioning
Strategy
2
Signature & Vibra Sales
Executing on Kindred’s 5-Year Strategic Plan

Kindred Continuing Operations Reset for 136
Facility Dispositions
Repositioning
Strategy
2
Executing on Kindred’s 5-Year Strategic Plan
The Company’s third quarter earnings release and this presentation reflect the reclassifications to discontinued operations of the following completed and planned disposals ($ in millions, except per share amounts):
Revenues EPS (a)
Ventas 54 (net of RHB contracts)  $44 $475 $0.02 ($0.05)
Vibra (15 hospitals, 1 SNF) 180              272            0.18          0.23
Signature (7 SNFs) 47                63               0.08          0.03
Ventas 59 (net of RHB contracts) (b) 56                512            0.12          (0.01)
Ventas Mt. Carmel (c) N/A 28               (0.04)        (0.05)
Total - 137 facilities $327 $1,350 $0.36 $0.15
(a)
(b)
(c) Mt. Carmel expected to move to discontinued operations in Q4'13 or Q1'14.  This Wisconsin facility is currently in the process of closing in cooperation with State officials.
FY 2012
Proceeds
From
Disposals
Annualized
EPS (a)
Under accounting rules all VTR 59 RHB intercompany contracts are classified as discontinued operations
(approximately $8 million in pretax earnings, or $0.09 per share).
Annualized EPS computed based upon results through disposal date.  Excludes the benefit from debt pay downs, overhead reductions and redeployment of capital.

Pre- After
dispositions Discontinued dispositions HCPI Purchase/ Pro forma
FY 2012 operations FY 2012 Mt. Carmel FY 2012
Revenue $2,192.2 $1,062.2 $1,130.0 $27.7 $1,102.3
OpEx 1,901.9        911.7                990.2            27.8                       962.4
  Operating Income 290.3            150.5                139.8            (0.1)                        139.9
      Margin % 13.2              14.2                   12.4              12.7
Rent 215.5            118.6                96.9              11.4                       85.5
  EBITDAM 74.8              31.9                   42.9              (11.5)                      54.4
      Margin % 3.4                 3.0                     3.8                4.9
Depr/Amort 53.4              24.8                   28.6              (1.7)                        30.3
Overhead 32.9              15.9                   17.0              0.4                          16.6
  EBIT ($11.5) ($8.8) ($2.7) ($10.2) $7.5
      Margin % (0.5)               (0.8)                    (0.2)               0.7
Capital from Disposition/(Acquisition) $127
(4)
($83) $44
(1)  Includes 121 nursing centers reclassified to discontinued operations during 2013.
(2)  See enclosed reconciliation NCD operating results using generally accepted accounting principles measurements in the Appendix section.
(3)  Corporate overhead allocated at 1.5% of revenue.
(4)  Includes one-time lease termination fee of $20M paid to Ventas.
(3)
(1)
(2)
8
Nursing Center Division Path to Profitability
Repositioning
Strategy
2
Executing on Kindred’s 5-Year Strategic Plan
($ in millions)

Change in Business Mix, Increased Facility Ownership and
Reduction in Lease Obligations Significantly Improves Future
Growth and Profitability
Repositioning
Strategy
2
Executing on Kindred’s 5-Year Strategic Plan
Business
Mix
Facility
Make-up
Capital
Structure
(1)
(2)
(1) Revenue before intercompany
eliminations
(2) Leases capitalized using 6x rent

•
Senior Home Care operates 47 home health locations throughout Louisiana &
Florida, with $143 million in revenues
•
$95 million purchase price
•
$0.07 to $0.09 EPS accretion anticipated for 2014
Senior Home Care
•
Provides on-site, hospital-based rehabilitation services
•
$20 million in revenues across 11 states in 2012
•
$14 million purchase price
•
$0.02 accretive in 2014
TherEX, Inc.
Aggressively Grow
Kindred at Home
and RehabCare
3
Senior Home Care & TherEX Acquisitions
Executing on the 5-Year Strategic Plan

Recently Announced TherEX Acquisition to Expand RehabCare’s
Hospital (IRF) Business and Home Care Acquisitions Advance Care
Management Capabilities
Aggressively Grow Kindred
at Home and RehabCare
3
Executing on Kindred’s 5-Year Strategic Plan
• 198 sites of service in 13 states
• 47 in Kindred’s Integrated Care Markets
• 5,700 caregivers serving over 10,000
patients on a daily basis
Care Management Division/Kindred At Home
$353 million Pro Forma Annualized Revenues
(1
)
(1) Includes Senior Home Care acquisition.  Annualized based upon revenues for the three months ended September 30, 2013 (divisional revenues before intercompany eliminations).
Commercial
Insurance/
Other
($62 million)
Private Duty
Hospice
Home Health
Revenue Mix
(1)
Business Mix
(1)
80%
15%
5%
77%
18%
5%
Medicaid
($19 million)
Medicare
(272million)
• Announced acquisition of Senior Home Care
– Operates 47 home health locations throughout Florida and
Louisiana, with $143 million in revenues
– $95 million purchase price
– $0.07 to $0.09 EPS accretion anticipated in 2014
• While implementation of HomeCare
HomeBase IT system contributed to
performance issues in 2013, all branches
(including Senior Home Care) will be fully
operational and standardized by Q1 2014
• Building management team, clinical operations,
and functional support to enable platform for
continued growth
(1)
(1)

• Non-acquired growth: 24% census growth 18% revenue
growth since acquisitions were closed
• 8.6% total same-store YTD growth, supported by specialized programs, branch expansions
• Continuing to integrate and stabilize acquisitions in 2013
(excluding Senior Home Care)
Kindred At Home – Revenue
• Transition and integration costs associated with the
roll-out of HomeCare HomeBase impacted results in 2013
• Sequestration and increased managed care census also
effected margins
• Implementing best practices in organizational structure, pay practices, and clinical workflows to lower cost per visit
Kindred at Home – Segment Operating Income
$0
$5
$10
$15
$20
$25
$30
$35
2011 2012 2013 2014E
$3.1
$13.7
$10.4
$32.7
$0
$100
$200
$300
$400
2011 2012 2013 2014E
$61
$143
$215
$372
(1)
(2)
(1) Annualized based on revenues for the three months ended Sept. 30, 2013 (before intercompany eliminations).
(2) Annualized based on operating income for the nine months ended Sept. 30, 2013.
(includes
Sr. Care)
(includes
Sr. Care)
Pro Forma Revenue and EBITDAR Results
Opportunities for Growth and Margin Improvement
Aggressively Grow Kindred
at Home and RehabCare
3
Executing on Kindred’s 5-Year Strategic Plan
(In millions)
(In millions)

HOME
ACUTE CARE
HOSPITAL
Transitional
Care Hospitals
Inpatient
Rehabilitation
Hospitals
Skilled
Nursing and
Rehabilitation
Centers
Outpatient
Rehabilitation
Assisted Living
Homecare
Hospice
Physician
Coverage Across
Sites of Service
Care Managers
to Smooth
Transitions
Information
Sharing and
IT Connectivity
Mechanisms to
Make Patient Care
Placement
Decisions
Condition-
Specific Clinical
Programs, Pathways
and Outcome
Measures
PRE-ACUTE AND
POST-ACUTE CARE IN
HOME AND OTHER
PAC SETTINGS
CARE MANAGEMENT DIVISION
Patient –Centered Population Health and Medical Home Model
Care
Management
Capabilities
13
Kindred ‘s New Care Management Division
Optimized for Episodic Care, Bundled Payment and Risk
Develop Care Management
Capabilities
4
Executing on Kindred’s 5-Year Strategic Plan

14 Integrated Care Market Strategy Market Implementation Update Advance Integrated Care Market Strategy and Implement Care Management Capabilities 5 Executing on Kindred’s 5-Year Strategic Plan

Purchased Tampa Hospital and Bridgewater TCC Real Estate for $35 million
Agreement to purchase certain facilities leased from HCP REIT,
• 9 skilled nursing facilities acquired for $83 million.
• Facilities to be removed from master lease expiring January 31, 2017, thereby eliminating annual rent escalator.
• Transaction expected to be accretive to earnings $0.04 and cash flow $4.3 million in 2014.
• Ownership provides additional flexibility with regard to strategic decisions:
Re-priced and amended Senior Secured Financing Arrangements on favorable terms resulting in $8 million of annualized interest savings, extended maturity of the ABL
Revolver and option to increase credit capacity by $250 million.
Announced quarterly dividend of $0.12 per share, reflecting the Company’s confidence in its ability to generate meaningful and sustainable Free Cash Flow
Improve Capital
Structure and
Enhanced
Shareholder Returns
6
Real Estate Purchases, Improved Senior Financing
Arrangements and Dividend Initiation
Executing on Kindred’s 5-Year Strategic Plan
Expansion/Relocation/Repurposing
Disposition of facilities deemed non-strategic and/or underperforming

Crosswalk from Rebased 2013 to Preliminary
2014 EPS Guidance (Mid-Point)

Repositioning and Redeployment
Non-Cash
(a) See attached earnings guidance detail in Appendix, including the effect of certain excluded items.
(b) Excludes the benefit from debt pay downs, overhead reductions and redeployment of capital.
(c) Sequestration; Home Health Rebasing; Hospital 25% Rule and 1.25% BNA cut netted against Medicare market basket.
$0.83
$1.22
$0.96 $0.96
$1.15
$0.48
($0.20)
($0.04)
$0.12
$0.07
($0.11)
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
$1.10
$1.20
$1.30
Rebased 2013 EPS
(Mid -Point)
(a)(b)
Core Growth,
Overhead Savings,
Debt Repricing
Regulatory
Headwinds
(c)
2015 Ventas
Straight Line Rent
Senior Home Care
& HCPI
Real Estate Purchase
Additional
Development
2014 EPS (a)

Net Free Cash Flows 2014
Mid-Point of Guidance
(As of November 5, 2013)
17
(a) The guidance for cash flows excludes the effect of (1) payments for pending litigation, (2) any other reimbursement changes and (3) any further acquisition or divestitures (unless otherwise noted).
(b) Includes approximately $36 million of working capital cash release for VTR 59.
$260
$155
$129
$110 $110
($105)
($26)
($19)
$0
$50
$100
$150
$200
$250
$300
Cash Flows from
Operations
(a)(b)
Routine
CAPEX
Cash Flows from
Operations
Dividend Development
(De Novo Facilities)
Net Free
Cash Flows (a)

Attractive Investment Considerations
Kindred Substantially Repositioned Going Into 2014

• Repositioned to faster growth, higher
margin and less capital intensive
businesses
• Essentially shifted $1 billion of revenues
from Skilled Nursing to Hospital, Rehab
and Home Health Care since 2011
1) Pro Forma 2014 Rents of $339MM at 6x.
2) Market Value calculated as of close of business 9/30/13 ($13.43).
3) Free Cash Flow Yield represents free cash flows divided by Market Value of Equity.
Improving Business
Mix
(Revenues):
Enhanced Earnings, Margin
and Free Cash Flow Profile
(in millions)
(2014 Guidance, as of Nov.,
5 2013):
• Approximately $110 of free cash flows
• Approximately $264 million of ABL
Revolver paid down thru 9/30/13
• Estimated fully diluted shares in 2014
52.3M
Improved Capital
Structure (in millions)
(As of 9/30/13):
• Enterprise Multiple: 5.7x
• Dividend Yield: 3.6%
• Free Cash Flow Yield
3
: 16%
• TAD / EBITDAR: 4.7x
2010 2014
Hospital Services 42% 48%
Rehab Services 10% 24%
Nursing Center 47% 21%
Care Management /
Home Health Care
0% 7%
Total 100% 100%
EBITDAR
Adjusted Cash Flows
from Operations
Dividend
Free Cash Flow (FCF)
$155
$726 - $744
$26
$110
Total Funded Debt $1,391
Lease Obligations 1
$2,034
Total Adjusted Debt (TAD) $3,425
Market Value of Equity $727
Enterprise Value $4,152
th
2

19 Questions & Answers

Appendix 20 ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ******

Kindred continues to advance Care Management capabilities with market specific and system level investments
Develop Care Management
Capabilities
4
Implementing dedicated resources to manage patient transitions between Kindred settings and with discharge to home:
Care Transitions programs are now up and running in the Indianapolis, Cleveland, and Boston Integrated Care Markets,
with Las Vegas planning for implementation in 2014.
Programs are designed to address care transitions for specific patient groups with a focus on primary care and specialist physician follow-up and medication management.
Advancing Physician Leadership as part of Care Management capabilities:
Western Reserve Senior Care acquisition positions Kindred with a Home Based Primary Care services that offer both organic growth opportunities and care management capabilities for alternative / risk based payment arrangement.
The Boston, Las Vegas, and Cleveland Integrated Care Markets have hired or contracted with  Physician Medical
Executives to aid development of Integrated Care delivery models and outreach with payor and hospital referral sources.
Continue to Execute in I-T Interoperability and Information Sharing Platform:
Standardized division clinical information systems / electronic medical records (EMRs).
Established platform for sharing patient level clinical information from Kindred EMRs across settings.
Established infrastructure that supports standards based information sharing with referral partners, which improves time to market and provides economies of scale.
Care and Payment Innovation Pilots/Discussions:
Kindred is moving forward to participate in the CMS Bundled Payment for Care Improvement demonstration program.
Managed Care and ACO outreach efforts underway in specific markets (Boston and Las Vegas) and with national payers for alternative payment arrangements.
Executing on Kindred’s 5-Year Strategic Plan

2013 & 2014 Guidance
($ millions, except statistics)
Low High Low High
Revenue $4,900 $4,900 $5,100 $5,100
EBITDAR 657        665        726          744
Rent 323        323        339          339
EBITDA 334        342        387          405
D&A 159        159        165          165
EBIT 175        183        222          240
Interest expense, net 103        103        106          106
Pretax 72          80          116          134
Taxes 28          31          46            53
Net income 44          49          70            81
Noncontrolling interest 2            2            12            12
Income to Kindred $42 $47 $58 $69
Shares 52.3      52.3      53.2         53.2
Diluted EPS $0.78 $0.88 $1.05 $1.25
(a)
(b)
2013 Range (a) 2014 Range (b)
The earnings guidance excludes the effect of (1) a one-time employee bonus distributed in the first quarter of 2013, (2) changes in estimates related to pending litigation, (3) the early lease termination payment to Ventas, (4) costs associated with the closure of a hospital and a home health location,  (5) costs associated with certain severance and retirement benefits, (6) any transaction-related costs, (7) charges associated with the modification of certain of the Company's senior debt, (8) any other reimbursement changes, (9) any further acquisitions or divestitures (unless otherwise noted), (10) any impairment charges, and (11) any repurchases of common stock.
The earnings guidance excludes the effect of (1) any other reimbursement changes, (2)
any further acquisitions or divestitures (unless otherwise noted), (3) any impairment charges and (4) any repurchases of common stock.

Reconciliation of Non-GAAP Measures
Year 2012
(In thousands)
23
Severance,
employee
retention and Employment- Lease
Before restructuring related Transaction Impairment cancellation As
Charges costs lawsuits costs charges charges Total Reported
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 570,095 $   4,224 $        5,000 $        - $                  - $                  - $                  9,224 $        560,871 $
Nursing center division 139,792      2,811           -                     -                     -                     -                     2,811           136,981
Rehabilitation division:
Skilled nursing rehabilitation services 68,847         354              -                     -                     -                     -                     354              68,493
Hospital rehabilitation services 69,852         107              -                     -                     -                     -                     107              69,745
138,699      461              -                     -                     -                     -                     461              138,238
Home health and hospice division 13,858         150              -                     -                     -                     -                     150              13,708
Corporate:
Overhead (177,979)     1,084           -                     -                     -                     -                     1,084           (179,063)
Insurance subsidiary (2,127)          -                     -                     -                     -                     -                     -                     (2,127)
(180,106)     1,084           -                     -                     -                     -                     1,084           (181,190)
Impairment charges (1,243)          -                     -                     -                     107,899      -                     107,899      (109,142)
Transaction costs -                     -                     -                     2,231           -                     -                     2,231           (2,231)
Operating income 681,095      8,730           5,000           2,231           107,899      -                     123,860      557,235
Rent (311,801)     -                     -                     -                     -                     1,691           1,691           (313,492)
Depreciation and amortization (164,052)     -                     -                     -                     -                     -                     -                     (164,052)
Interest, net (106,876)     -                     -                     -                     -                     -                     -                     (106,876)
Income (loss) from continuing operations
before income taxes 98,366         8,730           5,000           2,231           107,899      1,691           125,551      (27,185)
Provision for income taxes 38,591         3,427           1,962           592              6,150           664              12,795         25,796
59,775 $     5,303 $        3,038 $        1,639 $        101,749 $   1,027 $        112,756 $   (52,981) $
        In addition to the results provided in accordance with GAAP, the Company has provided information in this presentation to compute certain non-GAAP measurements for the year ended December 31, 2012 before certain charges or on a core basis. A reconciliation of the non-GAAP measurements to the GAAP measurements is included below:

Reconciliation of Non-GAAP Measures (Cont.)
Year 2012
(In thousands)
Lease
Before cancellation As
Charges charges Reported
Rent:
Hospital division 203,774 $         1,648 $               205,422 $
Nursing center division 96,919                -                                96,919
Rehabilitation division:
Skilled nursing rehabilitation services 5,442                    -                                5,442
Hospital rehabilitation services 140                        -                                140
5,582                    -                                5,582
Home health and hospice division 3,097                    43                           3,140
Corporate 2,429                    -                                2,429
311,801 $         1,691 $               313,492 $
Depreciation and amortization:
Hospital division 79,620 $            - $                            79,620 $
Nursing center division 28,581                -                                28,581
Rehabilitation division:
Skilled nursing rehabilitation services 11,168                -                                11,168
Hospital rehabilitation services 9,309                    -                                9,309
20,477                -                                20,477
Home health and hospice division 4,442                    -                                4,442
Corporate 30,932                -                                30,932
164,052 $         - $                            164,052 $

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